UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2022

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2022, the shareholders of Royal Caribbean Cruises, Ltd. (the “Company”) approved the adoption of the Amended and Restated 2008 Equity Incentive Plan (the “Amended Plan”), which had been approved by the Board of Directors subject to shareholder approval. The Amended Plan, among other things, increases the aggregate number of shares of the Company’s common stock available for grant by 9,500,000 shares and extends the term of the Amended Plan through April 11, 2032.

A more detailed summary of the Amended Plan is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2022 (the “Proxy Statement”). The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held June 2, 2022, the Company’s shareholders voted on the following four proposals and cast their votes as described below.

Proposal 1 – Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Brock	184,453,057	5,391,269	655,495	28,654,046
Richard D. Fain	184,772,076	5,084,893	642,852	28,654,046
Stephen R. Howe, Jr.	181,751,853	7,939,646	808,322	28,654,046
William L. Kimsey	182,487,601	7,352,813	659,407	28,654,046
Michael O. Leavitt	188,795,869	1,030,527	673,425	28,654,046
Jason T. Liberty	188,037,903	1,808,333	653,585	28,654,046
Amy McPherson	187,783,397	2,064,127	652,297	28,654,046
Maritza G. Montiel	186,168,207	3,676,080	655,534	28,654,046
Ann S. Moore	186,187,589	3,659,402	652,830	28,654,046
Eyal M. Ofer	183,977,223	5,864,620	657,978	28,654,046
William K. Reilly	187,618,402	2,226,421	654,998	28,654,046
Vagn O. Sørensen	179,310,198	10,529,693	659,930	28,654,046
Donald Thompson	186,594,836	3,247,702	657,283	28,654,046
Arne Alexander Wilhelmsen	184,042,147	5,804,748	652,926	28,654,046

Each of the fourteen nominees listed above was elected to the Board of Directors, each having received the affirmative vote of a majority of the votes cast.

Proposal 2 – Advisory Approval of the Compensation of the Company’s Named Executive Officers

Number
Votes For	147,879,905
Votes Against	38,419,788
Abstentions	4,200,128
Broker Non-Votes	28,654,046

The compensation of our named executive officers was approved on an advisory basis, having received the affirmative vote of a majority of the votes cast.

Proposal 3 – Ratification of the Auditors

Number
Votes For	212,255,734
Votes Against	6,155,796
Abstentions	742,337

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified, having received the affirmative vote of a majority of the votes cast.

Proposal 4 – Approval of the Amended and Restated 2008 Equity Incentive Plan

Number
Votes For	184,925,808
Votes Against	3,999,088
Abstentions	1,574,925
Broker Non-Votes	28,654,046

The Amended and Restated 2008 Equity Incentive Plan was approved, having received the affirmative vote of a majority of the votes cast.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit 10.1 – Amended and Restated 2008 Equity Incentive Plan

Exhibit 104 - Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	June 3, 2022	By:	/s/ R. Alexander Lake
		Name:	R. Alexander Lake Senior Vice President, Chief Legal Officer & Corporate Secretary
Title: